CULLEN FUNDS TRUST

Cullen High Dividend Equity Fund

Cullen International High Dividend Fund

Cullen Small Cap Value Fund

Cullen Value Fund

Cullen Emerging Markets High Dividend Fund

Cullen Enhanced Equity Income Fund (together, the “Funds”)

Supplement dated October 3, 2022

to each Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated October 28, 2021, as otherwise supplemented

Change of the Funds’ Distributor

Effective October 3, 2022, Paralel Distributors LLC replaces ALPS Distributors, Inc. as the Funds’ principal underwriter and distributor of the shares of the Funds. Accordingly, all references in the Prospectus to “ALPS Distributors, Inc.” or “ALPS Distributors” in context as the Funds’ underwriter and/or distributor are hereby deleted and replaced with references to “Paralel Distributors LLC.”

The address of Paralel Distributors LLC is 1700 Broadway, Suite 1230, Denver, Colorado 80290. Paralel Distributors LLC is a wholly-owned subsidiary of Paralel Technologies LLC, the Funds’ administrator and accounting agent. As of the date of this supplement, neither the Independent Trustees nor members of their immediate families, own securities beneficially or of record in the Paralel Distributors LLC or any affiliate of the Paralel Distributors LLC. The Trust’s Chief Compliance Officer is also an employee of Paralel Distributors LLC.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.